U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2004

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

               (Exact Name of Registrant as Specified in Charter)

                                    Colorado
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



        000-17325                                  88-0218499
        ---------                                  ----------
(Commission File Number)                (I.R.S. Employer Identification No.)


             5444 Westheimer Road, Suite 1570, Houston, Texas 77056 (Address of principal executive offices including zip code)

                                 (713) 626-4700
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Business Acquired. Inapplicable.

         (b) Pro Forma Financial Information. Inapplicable.

         (c) Exhibits

                  Exhibit Number            Exhibit Description

                  Exhibit 99.1              Press Release Dated April 26, 2004

ITEM 9.  REGULATION FD DISCLOSURE

                  See Exhibits 99.1




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ENVIRONMENTAL REMEDIATION HOLDING CORPORATION

                                      By:
                              Chude Mba, President

DATE: April 27, 2004



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INDEX OF EXHIBITS



Exhibit Number             Description of Exhibit
--------------             ----------------------
Exhibit 99.1               Press Release Dated April 26, 2004